Exhibit 10.162

AMENDMENT NO. 1

TO

MASTER SERVICES AGREEMENT

(For All CRO Services)

This Amendment (“Amendment No. 1”) is made between VistaGen Therapeutics, Inc., a Nevada corporation having an address at 343 Allerton Avenue, South San Francisco, California 94080 (“VistaGen”) and Allucent (formerly known as Cato Research Ltd.) a North Carolina corporation having an address at 2000 Centregreen Way, Suite 300, Cary, North Carolina 27513 (“Allucent”), and is effective as of June 23, 2022.

WHEREAS, VistaGen and Allucent entered into a Master Services Agreement dated July 11, 2017 (the “Agreement”); and

WHEREAS, the parties wish to amend the Agreement to extend its term.

VistaGen and Allucent therefore agree as follows:

AMENDMENT

1.	The term of the Agreement shall be extended and continue until the later of July 31, 2027, or the expiration or termination of any Work Orders that are active as of that date.
2.	The automatic renewal provision in Section 5.1 of the Agreement is deleted going forward as of the effective date of this Amendment No. 1.

Except as expressly provided in this Amendment No. 1, the Agreement remains unchanged and in full force and effect.

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Each party is signing this agreement with the party’s authorized signature.

AGREED TO:		AGREED TO:

VISTAGEN THERAPEUTICS, INC.		ALLUCENT

By:	/s/ Shawn K. Singh	By:	/s/ Richard Shimota

Name:	Shawn K. Singh, J.D.	Name:	Richard Shimota

Title:	Chief Executive Officer	Title:	Chief Financial Officer

Date:	June 23, 2022	Date:	6/24/2022